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                                                                    EXHIBIT 99.1

PRIMEDEX
HEALTH SYSTEMS, INC.


FOR IMMEDIATE RELEASE


      PRIMEDEX HEALTH SYSTEMS ANNOUNCES ONE-FOR-TWO REVERSE STOCK SPLIT AND
                           NAME CHANGE TO RADNET, INC.

      TRADING TO COMMENCE UNDER NEW SYMBOL RDNT.OB TOMORROW, NOVEMBER 28TH


LOS ANGELES, CALIF., NOVEMBER 27 -- PRIMEDEX HEALTH SYSTEMS, INC. (OTCBB:PMDX.OB), a leading national provider of high-quality, cost-effective diagnostic imaging services through a network of fully-owned and operated outpatient imaging centers, announced today a one-for-two reverse split of its outstanding common stock effective after the close of business today. Beginning tomorrow, November 28, 2006, the Company's common stock will be trading on the OTC Bulletin Board on a split-adjusted basis under the stock symbol "RDNT.OB".

The one-for-two reverse split stock split turns two shares of Primedex's common stock into one share and affects all shares of common stock, including those underlying outstanding stock options and warrants. As a result of the stock split, the number of shares of Primedex's common stock outstanding will decrease from approximately 67.0 million shares to approximately 33.5 million shares.

Primedex management has determined that it is in the best interest of the company's stockholders to become listed on the NASDAQ Global Market as soon as practical. The company believes being listed on NASDAQ will create a more orderly and liquid market for the company's securities, increase the visibility and profile of the company and be beneficial in attracting equity research coverage. The company believes that the consummation of the proposed one for two reverse stock split will assist the company in meeting the requirements for listing on the NASDAQ Global Market.

Primedex also announced that it has changed its corporate name to RadNet, Inc., effective November 27, 2006. The new name reflects the name of the operating entity, RadNet Management, Inc., under which Primedex has been conducting its operations since 1992.


ABOUT PRIMEDEX HEALTH SYSTEMS, INC.

Primedex Health Systems, Inc. is a leading national provider of high-quality, cost-effective diagnostic imaging services through a network of fully-owned and operated outpatient imaging centers. As of November 15, 2006, and including the facilities acquired as part of its acquisition of Radiologix, Inc., Primedex owns and operates 134 facilities. Primedex and its subsidiaries (including Radiologix) perform approximately 2,500,000 diagnostic imaging procedures on an annual basis and have approximately 4,000 full-time, part-time and per diem employees. For more information, visit www.radnet.com.

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FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SPECIFICALLY, STATEMENTS CONCERNING THE BENEFITS OF THE REVERSE STOCK SPLIT AND NAME CHANGE, PRIMEDEX'S INTENTION TO LIST ON THE NASDAQ GLOBAL MARKET, ANTICIPATED FUTURE FINANCIAL AND OPERATING PERFORMANCE, AND PRIMEDEX HEALTH SYSTEMS' ABILITY TO CONTINUE TO GROW THE BUSINESS BY GENERATING PATIENT REFERRALS AND CONTRACTS WITH RADIOLOGY PRACTICES, RECRUITING AND RETAINING TECHNOLOGISTS, AND RECEIVING THIRD-PARTY REIMBURSEMENT FOR DIAGNOSTIC IMAGING SERVICES, AS WELL AS PRIMEDEX'S FINANCIAL GUIDANCE, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SAFE HARBOR. FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT, PRELIMINARY EXPECTATIONS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH MAY CAUSE PRIMEDEX'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE STATEMENTS CONTAINED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, THOSE SET FORTH IN PRIMEDEX'S REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2005, AND QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED JANUARY 31, 2006, APRIL 30, 2006 AND JULY 31, 2006 AND THE JOINT PROXY STATEMENT/PROSPECTUS DATED OCTOBER 20, 2006. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, ESPECIALLY GUIDANCE ON FUTURE FINANCIAL PERFORMANCE, WHICH SPEAKS ONLY AS OF THE DATE IT IS MADE. PRIMEDEX UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION, EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


CONTACTS:

PRIMEDEX HEALTH SYSTEMS, INC.
MARK STOLPER, 310-445-2800
CHIEF FINANCIAL OFFICER

INTEGRATED CORPORATE RELATIONS, INC.
JOHN MILLS, 310-954-1105
jmills@icrinc.com
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